                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              BOC FINANCIAL CORP.
               (Name of Registrant as Specified In Its Charter)

                                Not Applicable
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                               BOC FINANCIAL CORP.
                            107 South Central Avenue
                          Landis, North Carolina 28088

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

NOTICE is hereby given that the Annual Meeting of Shareholders of BOC Financial Corp. (the "Company") will be held as follows:

         Place:   Bank of the Carolinas
                  107 South Central Avenue
                  Landis, North Carolina

         Date:    Tuesday, May 8, 2001

         Time:    2:00 p.m.

The purposes of the meeting are:

         1.  To elect five directors of the Company for one-year terms.

         2. To ratify the appointment of Dixon Odom PLLC as the Company's independent public accountants for 2001; and

         3. To transact such other business as may properly be presented for action at the meeting.

YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, EVEN IF YOU PLAN TO ATTEND, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED APPOINTMENT OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. THE GIVING OF AN APPOINTMENT OF PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT OR TO ATTEND THE MEETING AND VOTE IN PERSON.

                                           By Order of the Board of Directors


                                           /s/ Stephen R. Talbert
                                           Stephen R. Talbert
                                           President and Chief Executive Officer

April 6, 2001

                              BOC FINANCIAL CORP.
                            107 South Central Avenue
                          Landis, North Carolina 28088
                                 (800) 543-7250


                                 PROXY STATEMENT
                                 ---------------

                     Mailing Date: On or About April 6, 2001

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 2001

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of BOC Financial Corp. (the "Company") of appointments of proxy for use at the annual meeting of the Company's shareholders (the "Annual Meeting") to be held on Tuesday, May 8, 2001, at 2:00 p.m., in the lobby of Bank of the Carolinas, 107 South Central Avenue, Landis, North Carolina, and at any adjournments thereof. The Company's proxy solicitation materials are being mailed to shareholders on or about April 6, 2001. In this Proxy Statement, the Company's subsidiary bank, Bank of the Carolinas, is referred to as the "Bank".

Voting of Proxies

     Persons named in the enclosed appointment of proxy as proxies (the "Proxies") to represent shareholders at the Annual Meeting are Stephen R. Talbert, John A. Drye and Susan Linn Norvell. Shares represented by each appointment of proxy which is properly executed, returned and not revoked, will be voted in accordance with the directions contained therein. If no directions are given, such shares will be voted "FOR" the election of each of the five nominees for director named in Proposal 1, and "FOR" Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the proxies will be authorized to vote for a substitute nominee. On such other matters as may come before the meeting, the proxies will be authorized to vote in accordance with their best judgment. An appointment of proxy may be revoked by the shareholder giving it at any time before it is exercised by filing with Henry H. Land, Secretary of the Company, a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Record Date

     The close of business on March 16, 2001, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only those shareholders of record on that date will be eligible to vote on the proposals described herein.

Voting Securities

     The Company's voting securities are the shares of its Common Stock, par value $1.00 per share, of which 805,000 shares were issued and outstanding on December 31, 2000. There were 304 shareholders of the Company's Common Stock on December 31, 2000.

Voting Procedures; Votes Required for Approval

     At the Annual Meeting, each shareholder will be entitled to one vote for each share held of record on the Record Date on each matter submitted for voting and, in the election of directors, for each director to be elected. In accordance with North Carolina law, shareholders will not be entitled to vote cumulatively in the election of directors.

     In the case of Proposal 2 below, for such proposal to be approved, the proposal must be approved by a majority of the votes cast. Abstentions and broker nonvotes will have no effect.

Revocation of Appointment of Proxy

     Any shareholder who executes an appointment of proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company either an instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Expenses of Solicitation

     The Company will pay the cost of preparing, assembling and mailing this Proxy Statement. Appointments of proxy also may be solicited personally or by telephone by the Company's and the Bank's directors, officers and employees without additional compensation. The Company will reimburse banks, brokers, and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Company's Common Stock.

Beneficial Ownership of Securities by Management and Nominees

     As of March 16, 2001, there were no persons who were known to management of the Company to beneficially own more than 5% of the Company's Common Stock other than those listed below.

     Name and Address                   Amount and Nature of       Percentage
     of Beneficial Owner                Beneficial Ownership        of Class
     -------------------                --------------------        --------

     Stephen R. Talbert, Trustee           98,060/(1)(2)/            11.45%
     Landis, North Carolina

     John A. Drye, Trustee                 99,311/(1)/               11.60%
     Landis, North Carolina


     /(1)/ Includes 74,059 shares of Common Stock held by Mr. Talbert and Mr. Drye as trustees of the Company's Employee Stock Ownership Plan (the "ESOP") the voting of which may be directed by Messrs. Talbert and Drye. Unallocated shares and allocated shares for which no timely direction is received will be voted by these trustees or their substitutes in the same proportion as the participant-directed voting of allocated shares. The ESOP may be terminated by the Company at any time.

     The following table lists the individual beneficial ownership of the Company's Common Stock as of December 31, 2000, by the Company's current directors and nominees for director, and by all current directors, nominees and executive officers of the Company as a group.

            Name and Address of                    Amount and Nature of           Percentage
            Beneficial Owner                  Beneficial Ownership/(1)(2)(3)/   of Class/(4)/
            ----------------                  ------------------------------    -------------
            John A. Drye                                   99,311                  11.60
            Salisbury, NC

            Henry H. Land                                  25,752/(5)/              3.01
            Kannapolis, NC

            Susan Linn Norvell                             21,252                   2.48
            Salisbury, NC

            Lynne Scott Safrit                             25,251                   2.95
            Kannapolis, NC

            Stephen R. Talbert                             98,060/(5)(6)/          11.45
            Landis, NC

            All current directors,                        195,567                  22.84
            nominees for director and
            executive officers as a group
            (5 persons)

     /(1)/ Except as otherwise noted, to the best knowledge of management of the Company, the individuals named or included in the group above exercise sole voting and investment power over the amount of shares disclosed above except for the following over which voting and investment power is shared. Ms. Safrit - 6,000 shares and Mr. Talbert - 3,200 shares.

     /(2)/ Included in the beneficial ownership tabulations are the following options to purchase shares of Common Stock: Mr. Drye - 11,572 shares; Mr. Land - 11,572 shares, Ms. Norvell - 11,572 shares; Ms. Safrit - 11,571 shares; and Mr. Talbert - 4,887 shares. These options are capable of being exercised within 60 days of the Record Date and therefore, under the beneficial ownership rules of the Securities and Exchange Commission, are deemed to be owned by the holder.

     /(3)/ Included in the beneficial ownership tabulations are the following shares of Common Stock awarded under the Bank's Management Recognition Plan as approved by the shareholders on May 4, 1999: Mr. Drye - 6,400 shares; Mr. Land - 6,400 shares, Ms. Norvell - 6,400 shares; Ms. Safrit - 6,400 shares; and Mr. Talbert - 10,929 shares.

     /(4)/ The calculations of the percentage of class beneficially owned by each individual and the group is based, in each case, on sum of (i) 805,000 shares currently outstanding plus (ii) 51,174 options capable of being exercised within 60 days of December 31, 2000.

     /(5)/ Includes 74,059 shares of Common Stock held by Mr. Talbert and Mr. Drye as trustees of the Company's Employee Stock Ownership Plan (the "ESOP") the voting of which may be directed by Messrs. Talbert and Drye. Unallocated shares and allocated shares for which no timely direction is received will be voted by these trustees or their substitutes in the same proportion as the participant - directed voting of allocated shares. The ESOP may be terminated at any time by the Company.

     /(6)/ Includes 400 shares owned by Mr. Talbert's spouse, 300 shares owned by Mr. Talbert's daughter, 600 shares owned by Mr. Talbert's spouse and mother-in-law, and 3,213 shares allocated to Mr. Talbert's account under the Company's ESOP.

Reports of Changes in Beneficial Ownership

     Directors and executive officers of the Company are required by federal law to file reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of the Company's Common Stock. To the knowledge of the management of the Company based upon information supplied to the Company by the directors and executive officers, all required reports of directors and executive officers of the Company have been timely filed.

                        PROPOSAL 1: ELECTION OF DIRECTORS
                        ---------------------------------

Nominees

     The Company's Bylaws provide for a Board of Directors composed of not less than five (5) nor more than eighteen (18) directors as from time to time may be fixed or changed within the minimum and maximum by the shareholders or by a majority of the full Board of Directors. The Board of Directors has set the current number of Directors at five and nominates the five persons named below for election by shareholders at the Annual Meeting as directors of the Company for one-year terms or until their respective successors are duly elected and qualified.

                                           Year in which
                           Positions       first elected/
                             with          year proposed                   Principal occupation
Name and Age                Company      term expires/(1)/     and business experience for the past 5 years
------------                -------      -----------------     --------------------------------------------
John A. Drye               Director         1993 / 2002      Partner, Central Carolina Insurance Agency, Inc.
(37)

Henry H. Land              Director         1986 / 2002      Certified Public Accountant, Partner, McClary,
(59)                                                         Stocks, Smith & Land (accounting firm)

Susan Linn Norvell         Director         1994 / 2002      Homemaker
(46)

Lynne Scott Safrit         Director         1995 / 2002      President, Atlantic American Properties, Inc.
(42)                                                         (development and property management firm)

Stephen R. Talbert         Director,        1986 / 2002      Chairman of the Board, President and Chief
(55)                     President and                       Executive Officer of the Company and the Bank
                             Chief
                           Executive
                            Officer

     /(1)/ The year first elected indicates the year in which each individual was first elected a director of the Bank or the Company, as applicable, and does not necessarily reflect a continuous tenure.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE
                                                               ---
NOMINEES NAMED ABOVE.

Director Relationships

     No director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company registered as an investment company under the Investment Company Act of 1940.

Director Compensation

     During 2000, each non-employee director was paid a fee of $300 for each Board of Directors meeting attended and $100 for attendance at each meeting of a committee. Each director also received an annual retainer of $600.

Stock Options and Grants

     The shareholders of the Company ratified the 1999 Nonstatutory Stock Option Plan for Directors (the "Nonstatutory Option Plan") at the 1999 Annual Meeting of Shareholders. Pursuant to the Nonstatutory Option Plan, each director, except Mr. Talbert, was granted options to purchase shares in 2000. Directors Land, Drye and Norvell were granted options to purchase

2,072 shares of the Company's Common Stock each, and director Safrit was granted options to purchase 2,071 shares of the Company's Common Stock. The exercise price for the options granted in 2000 under the Nonstatutory Stock Option Plan is $5.375 per share.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company held twelve regular meetings and six special meetings during 2000. Each current director attended 75% or more of the aggregate number of meetings of the Board of Directors and of any committees on which he or she served.

     The Company's Board of Directors has several standing committees, including an Audit Committee and a Compensation, Pension and Benefits Committee. The current members of the Compensation, Pension and Benefits Committee are Henry H. Land - Chairman, John A. Drye and Lynne Scott Safrit. The Compensation, Pension and Benefits Committee is authorized to consider and make recommendations to the Board of Directors for action on matters pertaining to the compensation, pension and fringe benefits of employees of the Company and the Bank. The Compensation, Pension and Benefits Committee met one time during 2000.

     The Company does not have a standing nominating committee. Such functions typically performed by a nominating committee, such as nominating candidates to stand for election as directors, are performed by the Board as a whole.

Report of the Audit Committee

     The Audit Committee of the Company is responsible for receiving and reviewing the annual audit report of the Company's independent auditors and reports of examinations by regulatory agencies and helping to formulate, implement and review internal audit programs.

     During the course of its examination of the Company's audit process in 2000, the Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee also discussed with the independent auditors, Dixon Odom PLLC (`Dixon Odom"), all matters required to be discussed by the Statement of Auditing Standards No. 61, as amended. Furthermore, the Audit Committee received from Dixon Odom disclosures regarding their independence required by the Independence Standards Board Standard No. 1, as amended, and discussed with Dixon Odom their independence.

     Based on the review and discussions above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

     The Audit Committee has a written charter, which is attached as Exhibit A.

     The Company's Common Stock is traded on the NASDAQ OTC and the Audit Committee members are independent as defined by the NASD's applicable listing standards.

     The Audit Committee has considered whether Dixon Odom's provision of any non-audit services to the Company is compatible with maintaining the independence of Dixon Odom.

     This report is submitted by the Audit Committee which consists of John A. Drye, Henry H. Land, Susan Linn Norvell and Lynne Scott Safrit.

Executive Officer

     The following table contains information about the current executive officer of the Company and the Bank.

                                                                                                    Employed by
Name and Age              Current Positions with Company and/or Bank                                Bank Since
------------              ------------------------------------------                                ----------
Stephen R. Talbert        Chairman of the Board, President and Chief Executive Officer of the          1971
(55)                      Company and the Bank

Executive Compensation

     The following table shows the compensation received or deferred by the Company's chief executive officer for 2000, 1999, and 1998.

                           SUMMARY COMPENSATION TABLE

                                Annual Compensation                      Awards
                                -------------------                      ------
                                                                                     All
                                                                                    Other
                                                          Restricted               Compen-
                                                            Stock                   sation
             Name and Principal Position  Year   Salary     Awards      Options      (2)
             ---------------------------  ----   ------     ------      -------      ---
             Stephen R. Talbert,          2000   $95,940     -0-         5,922       -0-
             President and Chief          1999   $93,000    10,929      18,515     $1,672
             Executive Officer of the     1998   $88,200     -0-          -0-        -0-
             Company and the Bank

     /(1)/ In 2000, the aggregate value of non-cash benefits received by Mr. Talbert did not exceed 10% of cash compensation paid to him.

     /(2)/ Represents commission from sale of credit life insurance.

     In 1998, the Bank entered into an employment agreement with Mr. Talbert as its President and Chief Executive Officer to establish his duties and compensation and to provide for his continued employment with the Bank. The employment agreement provides for an initial term of employment of three years that is expected for one additional year on the anniversary of the execution of the agreement unless proper written notice is received. The agreement provided for an initial annual base salary of $88,200 to be reviewed not less often than annually. In addition, the employment agreement provides for participation in employee benefit programs and compensation plans mentioned by the Bank for all employees as well as fringe benefits normally associated with Mr. Talbert's position as President and Chief Executive Officer. The agreement provides that Mr.

Talbert may be terminated for "cause" as defined therein, or otherwise, and that Mr. Talbert may terminate the agreement upon ninety days written notice to the Bank. The employment agreement also provides that upon the occurrence of a "termination event" within twenty-four months of a "change in control", Mr. Talbert may terminate the employment agreement and receive, among other things, an amount equal to 299% of Mr. Talbert's "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended. A "termination event" will occur if (i) the employee is assigned any duties or responsibilities that are inconsistent with his position, duties, responsibilities or status at the time of the change in control or with his reporting responsibilities or title with the Bank in effect at the time of the change in control; (ii) the employee's annual base salary rate is reduced below the annual amount in effect as of the change in control; (iii) the employee's life insurance, medical or hospitalization insurance, disability insurance, disability insurance, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans or similar plans or benefits being provided by the Bank to the employee as of the date of the change in control are reduced in their level, scope or coverage, or any such insurance, plans or benefits are eliminated, unless such reduction or elimination applies proportionately to all salaried employees of the Bank who participated in such benefits prior to the change in control; or (iv) the employee is transferred to a location outside of Rowan County, North Carolina, without Mr. Talbert's express written consent. A change in control of the Bank will occur if (i) any "person" (as such term is defined in Section 7(j)(8)(A) of the Change in Bank Control Act of 1978), other than the Bank's holding company, directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing twenty-five percent (25%) or more of any class of voting securities of the Bank, or its holding company, or acquires control of in any manner the election of a majority of the directors of the Bank or its holding company (ii) the Bank or its holding company consolidates (ii) the Bank or its holding company consolidates or merges with or into another corporation, association, or entity, or is otherwise reorganized, where the Bank or its holding company, as the case may be, is not the surviving corporation in such transaction; (iii) all or substantially all of the assets of the Bank or its holding company are sold or otherwise transferred to or are acquired by any other corporation, association, or other person, entity, or group; or (iv) when, during any consecutive two-year period, directors of the Bank or its holding company at the beginning of such period cease to constitute a majority of the Board of Directors of the Bank or its holding company, unless the election of replacement directors was approved by a majority vote of the initial directors then in office.

Stock Options

     The shareholders approved the Incentive Option Plan at the 1999 Annual Meeting of Shareholders pursuant to which options on 87,974 shares of the Company's Common Stock are available for issuance to employees of the Company and of any subsidiary of the Company. The following table contains information with regard to grants of stock options during 2000 to Stephen R. Talbert, President and Chief Executive Officer.

                              OPTION GRANTS IN 2000
                                Individual Grants

                        Number of        Percent of
                       Securities      Total Options
                        Underlying       Granted to       Exercise or
                         Options         Employees        Base Price
          Name           Granted       in Fiscal Year      Per Share      Expiration Date
          ----           -------       --------------      ---------      ---------------
Stephen R. Talbert        5,922             85%             $5.375             2010

     The following table shows the options exercised in 2000 and the year-end option values for Stephen R. Talbert.


                       AGGREGATED OPTION EXERCISES IN 2000
                           AND YEAR-END OPTION VALUES

                                                           Number of
                                                          Securities          Value of
                                                          Underlying         Unexercised
                                                          Unexercised       In-the-Money
                                                            Options            Options
                                                          at 12/31/00        at 12/31/00
                               Shares
                              Acquired       Value       Exercisable/       Exercisable/
          Name              on Exercise    Realized     Unexercisable      Unexercisable
          ----              -----------    --------     -------------      -------------
Stephen R. Talbert               -0-          -0-       4,887 / 19,550        -0- / -0-

Employee Stock Ownership Plan

     On January 1, 1998, the Bank's Board of Directors adopted an Employee Stock Ownership Plan (the "ESOP") pursuant to which 74,059 shares were placed in trust with Mr. Talbert and Mr. Drye as trustees. As of December 31, 2000, 3,213 shares held in the ESOP were allocated to Mr. Talbert.

Profit Sharing Plan

     The Bank has instituted a Profit Sharing Plan which is open to all employees at least 21 years of age who have been employed for one year and completed 1,000 hours of service. Under the Profit Sharing Plan, allocations vest at a rate of 20% per year after three years of employment with the Bank and fully vests after seven years of employment with the Bank. In 2000, the Bank made a contribution of $29,247.87 to the Profit Sharing Plan.

Transactions with Management

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of the Company's and the Bank's directors and executive officers and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

             PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
             ------------------------------------------------------

     The Board of Directors has appointed the firm of Dixon Odom PLLC, Certified Public Accountants, as the Company's independent accountants for 2001, and a proposal to ratify that appointment will be submitted for shareholder approval at the Annual Meeting.

     A representative of Dixon Odom PLLC is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

                                   AUDIT FEES

     Category                                                       Amount Paid

     Audit Fees:                                                    $  21,305

     Financial Information System Design and Implementation Fees:   $     -0-

     All Other Fees:                                                $  11,354

     Total Fees Paid:                                               $  32,659


     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2 RATIFICATION OF THE APPOINTMENT OF DIXON ODOM PLLC AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 2001


                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters be properly presented for action at the Annual Meeting, the Proxies, or their substitutes, will be authorized to vote shares represented by appointments of proxy according to their best judgment.

                            PROPOSALS OF SHAREHOLDERS

     Any proposal of a shareholder which is intended to be presented at the Company's 2002 Annual Meeting must be received by the Company at its main office in Landis, North Carolina, no later than November 15, 2001, to be considered timely received for inclusion in the proxy statement and appointment of proxy to be distributed in connection with that meeting. If a proposal for the 2002 Annual Meeting is not expected to be included in the proxy statement for that meeting, the proposal must be received by the Company by February 15, 2002 for it to be timely received for consideration. The Company will use its discretionary authority for any proposals received thereafter.

                             ADDITIONAL INFORMATION

     A COPY OF THE COMPANY'S 2000 ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE TO ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING UPON THAT SHAREHOLDER'S WRITTEN REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO STEPHEN R. TALBERT, PRESIDENT AND CHIEF EXECUTIVE OFFICER, BOC FINANCIAL CORP., 107 SOUTH CENTRAL AVENUE, LANDIS, NORTH CAROLINA 28088.

                                                                       EXHIBIT A

                               BOC Financial Corp
                             AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. Members of the Audit Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Audit Committee and at least one member shall have accounting, related financial management expertise, or other comparable experience or background that results in the individual's financial sophistication.

Statement of Policy

The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports and other operating controls of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, the financial management and other employees of the Company.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices and other operating controls of the Company are of high quality and are in accordance with all requirements.

In carrying out these responsibilities, the Audit Committee will:

 .    Select, evaluate, and where appropriate, replace the independent auditors to audit the financial statements of the Company and its subsidiaries. In doing so, obtain disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discuss with the auditors the auditors' independence. The independent auditors are to be accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders.

 .    Review the scope of the audit and the audit procedures utilized.

 .    Review with the independent auditors and the Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. Emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

 .    Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

 .    Be available to the independent auditors during the year for consultation purposes.

 .    Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented.

 .    Review with management and the independent accountants the Company's financial disclosure documents, including all annual and quarterly financial statements and reports filed with the Securities and

     Exchange Commission. Following the satisfactory completion of each year-end review, recommend to the Board the inclusion of the audited financial statements in the Company's filing on Form 10-KSB. The year-end review shall include any significant problems and material disputes between management and the independent accountants and a discussion with the independent accountants of the quality of the Company's accounting principles as applied in its financial reporting, the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and a frank and open discussion of other significant decisions made by management in, preparing the financial disclosure. With respect to the independent accountants' reviews of quarterly reports on Form 10-QSB, communication from the independent accountants may be received on behalf of the Audit Committee by the Committee Chair, who will report thereon to the full Audit Committee at its next meeting.

 .    Prepare the reports required by the rules of the applicable regulatory authorities to be included in the Company's annual proxy statement.

 .    Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

 .    Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

   While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                 REVOCABLE PROXY

                               BOC FINANCIAL CORP.
                            107 South Central Avenue
                          Landis, North Carolina 28088


                              APPOINTMENT OF PROXY
                         SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints Stephen R. Talbert, John A. Drye and Susan Linn Norvell (the "Proxies"), or any of them, as attorneys and proxies, with power of substitution, to vote all outstanding shares of the common stock of BOC Financial Corp. (the "Company") held of record by the undersigned on March 16, 2001, at the Annual Meeting of Shareholders of the Company to be held at the Company, 107 South Central Avenue, Landis, North Carolina, at 2:00 p.m., on May 8, 2001, and at any adjournments thereof:

1. ELECTION OF DIRECTORS: Proposal to elect five directors of the Company for one year terms or until their successors are duly elected and qualified.

     [_]  FOR all nominees listed below      [_]  WITHHOLD AUTHORITY to vote for
          (except as indicated otherwise          all nominees listed below
          below)

     NOMINEES:
               John A. Drye
               Henry H. Land
               Susan Linn Norvell
               Lynne Scott Safrit
               Stephen R. Talbert

     INSTRUCTION: To withhold authority to vote for any one or more nominee(s), write that person(s) name on the line below.

     ___________________________________________________________________________

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Proposal to ratify the appointment of Dixon Odom PLLC as the Company's independent accountants for 2001.

     [_]  FOR                   [_]  AGAINST                  [_]  ABSTAIN


3. OTHER BUSINESS: The Proxies are authorized to vote the shares represented by this Appointment of Proxy according to their best judgment on such other matters as may be presented for action at the Annual Meeting.

THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THE SPECIFIC INSTRUCTIONS ABOVE. IN THE ABSENCE OF INSTRUCTIONS, THE PROXIES WILL VOTE SUCH SHARES "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 ABOVE AND "FOR" PROPOSAL 2. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 1 FOR ANY REASON HAVE BECOME UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE AS DIRECTORS, THE PROXIES HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. THIS APPOINTMENT OF PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING THE RIGHT TO VOTE IN PERSON.

                                        Date: ____________________________, 2001


                                        __________________________________(SEAL)
                                        (Signature)


                                        __________________________________(SEAL)
                                        (Signature, if shares held jointly)


                                        Instruction: Please sign above exactly
                                                                       -------
                                        as your name appears on this appointment
                                        of proxy. Joint owners of shares should
                                        both sign. Fiduciaries or other persons
                                        ----
                                        signing in a representative capacity
                                        should indicate the capacity in which
                                        they are signing.

           PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD
           -----------------------------------------------------------
                            IN THE ENCLOSED ENVELOPE
                            ------------------------

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